                                                                    EXHIBIT 99.2



                         (HEALTHCARE REALTY TRUST LOGO)


                            SUPPLEMENTAL DATA REPORT

                        THREE MONTHS ENDED JUNE 30, 2006

     DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA, UNLESS OTHERWISE DISCLOSED

                          UPDATED AS OF JULY 31, 2006
























 -------------------------------------------------------------------------------
 Quarterly Supplemental Data Report is also available on the Company's website--
                            www.healthcarerealty.com
                       Gabrielle M. Andres (615) 269-8471
                       Email: GAndres@healthcarerealty.com
 -------------------------------------------------------------------------------







HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 1 OF 14

1)     CONSOLIDATED BALANCE SHEETS



                                                                                     (Unaudited)
                                                                                    JUNE 30, 2006      DEC. 31, 2005
                                                                                    -------------      -------------
       ASSETS

       Real estate properties (1):
                Land                                                                  $   129,272       $   133,195
                Buildings, improvements and lease intangibles                           1,724,053         1,670,884
                Personal property                                                          22,113            21,932
                Construction in progress                                                   13,814             7,030
                                                                                      -----------       -----------
                                                                                        1,889,252         1,833,041
                Less accumulated depreciation                                            (340,961)         (315,794)
                                                                                      -----------       -----------
                   Total real estate properties, net                                    1,548,291         1,517,247

       Cash and cash equivalents                                                            4,079             7,037

       Mortgage notes receivable                                                          101,823           105,795

       Assets held for sale, net (2)                                                        2,250            21,415

       Other assets, net                                                                  105,790            96,158
                                                                                      -----------       -----------

       Total assets                                                                   $ 1,762,233       $ 1,747,652
                                                                                      ===========       ===========


       LIABILITIES AND STOCKHOLDERS' EQUITY

       Liabilities:
                Notes and bonds payable                                               $   834,702       $   778,446

                Accounts payable and accrued liabilities                                   27,971            30,774

                Other liabilities                                                          24,254            25,964
                                                                                      -----------       -----------

       Total liabilities                                                                  886,927           835,184
                                                                                      -----------       -----------

       Commitments and contingencies                                                            0                 0

       Stockholders' equity:
                Preferred stock, $.01 par value; 50,000,000 shares authorized;
                   issued and outstanding, none                                                 0                 0
                Common stock, $.01 par value; 150,000,000 shares authorized;
                   issued and outstanding, 2006-- 47,812,395;  2005-- 47,768,148              478               478

                Additional paid-in capital                                              1,222,135         1,220,522

                Deferred compensation                                                     (12,697)          (13,013)

                Cumulative net income                                                     619,402           595,401

                Cumulative dividends                                                     (954,012)         (890,920)
                                                                                      -----------       -----------

       Total stockholders' equity                                                         875,306           912,468
                                                                                      -----------       -----------

       Total liabilities and stockholders' equity                                     $ 1,762,233       $ 1,747,652
                                                                                      ===========       ===========


       (1) Total weighted average depreciable life is 34.3 years as of December 31, 2005. (see schedule 5)

       (2) In accordance with SFAS No. 144, "Accounting for Impairment or Disposal of Long-Lived Assets," the Company reported assets as held for sale and included the related results of operations in discontinued operations on the Company's income statement. Assets held for sale as of June 30, 2006 included a gross investment of $2,378 and accumulated depreciation of $128.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 2 OF 14

2)    CONSOLIDATED STATEMENTS OF INCOME (1)

                                                                               FOR THE THREE MONTHS        FOR THE SIX MONTHS
                                                                                  ENDED JUNE 30,             ENDED JUNE 30,
                                                                            ---------------------------  ------------------------
                                                                                2006           2005        2006          2005
                                                                            ---------------------------  ------------------------
                                                                            (Unaudited)     (Unaudited)  (Unaudited)   (Unaudited)
      REVENUES
              Master lease rental income                                      $   20,852      $ 17,807  $   40,804     $  34,767
              Property operating income                                           31,397        32,612      63,215        65,553
              Straight-line rent                                                   1,360        (1,663)      1,742        (1,413)
              Mortgage interest income                                             3,083         2,315       6,139         3,652
              Other operating income (2)                                          10,337         8,892      19,096        17,316
                                                                              ------------------------   -----------------------
                                                                                  67,029        59,963     130,996       119,875

      EXPENSES
              General and administrative                                           4,365         4,064       8,760         7,324
              Property operating expenses                                         17,524        17,740      35,656        34,412
              Other operating expenses (2)                                         4,533         3,850       8,838         7,589
              Bad debt expense                                                       330             -       1,067             -
              Interest                                                            12,555        11,532      25,619        23,308
              Depreciation                                                        13,277        11,809      25,848        23,266
              Amortization                                                         2,703         3,063       5,581         6,127
                                                                              ------------------------  ------------------------
                                                                                  55,287        52,058     111,369       102,026
                                                                              ------------------------  ------------------------

      INCOME FROM CONTINUING OPERATIONS                                           11,742         7,905      19,627        17,849

      DISCONTINUED OPERATIONS
              Operating income (loss) from discontinued operations                  (246)        3,019       1,099         7,689
              Gain on sale of real estate properties and impairments, net             10           643       3,275         6,778
                                                                              ------------------------  ------------------------
                                                                                    (236)        3,662       4,374        14,467
                                                                              ------------------------  ------------------------

      NET INCOME                                                              $   11,506      $ 11,567  $   24,001     $  32,316
                                                                              ========================  ========================

      BASIC EARNINGS PER COMMON SHARE:

              INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE              $     0.25      $   0.17  $     0.42     $    0.39
                                                                              ========================  ========================

              DISCONTINUED OPERATIONS PER COMMON SHARE                        $       --        $ 0.08  $     0.09     $    0.31
                                                                              ========================  ========================

              NET INCOME PER COMMON SHARE                                     $     0.25        $ 0.25  $     0.51     $    0.70
                                                                              ========================  ========================

      DILUTED EARNINGS PER COMMON SHARE:

              INCOME FROM CONTINUING OPERATIONS PER COMMON SHARE              $     0.25        $ 0.17  $      0.41    $    0.38
                                                                              ========================  ========================

              DISCONTINUED OPERATIONS PER COMMON SHARE                        $    (0.01)       $ 0.07  $      0.09    $    0.30
                                                                              ========================  ========================

              NET INCOME PER COMMON SHARE                                     $     0.24        $ 0.24  $      0.50    $    0.68
                                                                              ========================  ========================

      WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                           46,531,031    46,476,389   46,511,581   46,443,639
                                                                              ========================  ========================

      WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                         47,459,976    47,403,316   47,464,377   47,375,895
                                                                              ========================  ========================


      (1) The income statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

      (2) Includes the operations of the properties consolidated in the Company's consolidated financial statements as required in FIN 46(R) as variable interest entities.


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 3 OF 14

      RECONCILIATION OF NET INCOME TO TAXABLE INCOME (UNAUDITED)

                                                                               FOR THE THREE MONTHS         FOR THE SIX MONTHS
                                                                                  ENDED JUNE 30,              ENDED JUNE 30,
                                                                             -------------------------   -------------------------
                                                                                2006          2005          2006          2005
                                                                             -------------------------   -------------------------
              NET INCOME                                                       $ 11,506      $ 11,567      $ 24,001      $ 32,316

              DEPRECIATION AND AMORTIZATION                                       5,209         3,644         8,974         6,937
              GAIN OR LOSS ON DISPOSITION OF DEPRECIABLE ASSETS                   5,410         3,032         4,987         3,615
              STRAIGHT-LINE RENT                                                 (1,388)        1,811        (1,749)        1,572
              162(M) COMPENSATION                                                 1,203             0         1,203             0
              VIE CONSOLIDATION                                                     433             0           860             0
              OTHER                                                               9,027          (440)        3,538          (474)
                                                                             -------------------------   -------------------------
                                                                                 19,894         8,047        17,813        11,650
                                                                             -------------------------   -------------------------

              TAXABLE INCOME (1)                                               $ 31,400      $ 19,614      $ 41,814      $ 43,966
                                                                             =========================   =========================

              (1)   Before REIT dividend paid deduction


      NOTE: The differences between financial statement net income and REIT taxable income arise from income and expenses included in net income that are nontaxable or nondeductible, respectively, for federal income tax purposes, or that are taxable or deductible, respectively, in another period or periods due to timing differences between the methods of accounting appropriate under generally accepted accounting principles and those required for federal income tax purposes. Such differences for the Company include those listed above in detail and other differences, which are attributable to deferred rents, reserves for doubtful accounts and other contingencies, prepaid expenses, deferred compensation, nondeductible expenses, nontaxable income, purchase accounting differences arising from tax-free reorganizations, and other differences between GAAP and federal income tax accounting methods.





HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 4 OF 14

3)    STATEMENT OF CASH FLOWS

                                                                        FOR THE THREE MONTHS                FOR THE SIX MONTHS
                                                                           ENDED JUNE 30,                     ENDED JUNE 30,
                                                                    -----------------------------    -------------------------------
                                                                         2006           2005              2006             2005
                                                                    ------------------------------   -------------------------------
                                                                     (Unaudited)     (Unaudited)      (Unaudited)       (Unaudited)

      CASH FLOWS FROM OPERATING ACTIVITIES
         Net income                                                  $   11,506     $      11,567     $     24,001    $      32,316
             Non-cash items:
             Depreciation and amortization - real estate                 15,702            15,087           31,066           29,909
             Depreciation and amortization - other                          243               221              511              564
             Amortization of deferred loan fees                               -                95              255              234
             Impairments due to sale of real estate                           -                 -                -               25
             Equity losses from unconsolidated LLCs                          59               145               74              145
             Consolidated losses from variable interest entities            433               269              860            2,535
             Deferred compensation amortization                             934               869            1,890            1,767
             FAS123R stock compensation expense                               -                 -              227                -
             Provision for deferred post-retirement benefits                529               277            1,057              493
             Provision for bad debt                                         330                 -            1,067                -
             (Increase) decrease in straight-line rent receivable          (804)            1,811           (1,165)           1,572
             Other non-cash items                                           (28)             (153)             130             (175)
                                                                   -------------  ----------------  ---------------  ---------------
                Total non-cash items                                     17,398            18,621           35,972           37,069

             Other items:
             Increase (decrease) in other liabilities                     2,674              (642)             920           (1,955)
             Increase in other assets                                    (3,334)           (2,931)          (1,629)          (6,583)
             Decrease in accounts payable and accrued liabilities       (12,553)          (10,795)          (4,947)          (2,575)
             Gain on sale of real estate                                    (10)             (643)          (3,275)          (6,803)
                                                                   -------------  ----------------  ---------------  ---------------
                Total other items                                       (13,223)          (15,011)          (8,931)         (17,916)
                                                                   -------------  ----------------  ---------------  ---------------

             Net cash provided by operating activities                   15,681            15,177           51,042           51,469

      CASH FLOWS FROM INVESTING ACTIVITIES
         Acquisition and development of real estate properties          (70,889)          (51,745)         (80,379)         (61,304)
         Funding of mortgages and notes receivable                       (4,077)          (13,600)         (20,571)         (64,326)
         Investment in unconsolidated LLCs                                 (508)          (11,135)          (9,873)         (11,135)
         Distributions from unconsolidated LLCs                             212               114              424              114
         Proceeds from sales of real estate                              17,899            62,646           29,144          124,879
         Proceeds from mortgage and notes receivable repayments          12,830             8,733           40,357            9,161
                                                                   -------------  ----------------  ---------------  ---------------
             Net cash used in investing activities                      (44,533)           (4,987)         (40,898)          (2,611)

      CASH FLOWS FROM FINANCING ACTIVITIES
         Borrowings on notes and bonds payable                          137,000           104,248          247,000          122,248
         Repayments on notes and bonds payable                          (74,426)          (88,247)        (195,489)        (110,726)
         Dividends paid                                                 (31,559)          (31,277)         (63,092)         (62,301)
         Debt issuance costs                                                 (2)                -           (1,333)               -
         Proceeds from issuance of common stock                            (454)              272             (188)             872
                                                                   -------------  ----------------  ---------------  ---------------
             Net cash provided by (used in) financing activities         30,559           (15,004)         (13,102)         (49,907)

      INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                    1,707            (4,814)          (2,958)          (1,049)
      CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                      2,372             6,448            7,037            2,683
                                                                   -------------  ----------------  ---------------  ---------------
      CASH AND CASH EQUIVALENTS, END OF PERIOD                          $ 4,079           $ 1,634          $ 4,079          $ 1,634
                                                                   =============  ================  ===============  ===============



4)    RECONCILIATION OF FUNDS FROM OPERATIONS (1) - UNAUDITED

                                                                         FOR THE THREE MONTHS                FOR THE SIX MONTHS
                                                                            ENDED JUNE 30,                     ENDED JUNE 30,
                                                                   -------------------------------  --------------------------------
                                                                         2006             2005              2006             2005
                                                                   -------------------------------  --------------------------------

      NET INCOME (2)                                                   $ 11,506          $ 11,567         $ 24,001         $ 32,316

         NET GAIN ON SALE OF REAL ESTATE PROPERTIES                         (10)           (1,325)          (3,275)          (7,488)
         REAL ESTATE DEPRECIATION AND AMORTIZATION                       16,052            15,010           31,747           29,831
                                                                   -------------------------------  --------------------------------
         TOTAL ADJUSTMENTS                                               16,042            13,685           28,472           22,343
                                                                   -------------------------------  --------------------------------

      FUNDS FROM OPERATIONS - BASIC AND DILUTED                        $ 27,548          $ 25,252         $ 52,473         $ 54,659
                                                                   ===============================  ================================

      FUNDS FROM OPERATIONS PER COMMON SHARE - BASIC                     $ 0.59            $ 0.54           $ 1.13           $ 1.18
                                                                   ===============================  ================================

      FUNDS FROM OPERATIONS PER COMMON SHARE - DILUTED                   $ 0.58            $ 0.53           $ 1.11           $ 1.15
                                                                   ===============================  ================================

      WTD AVERAGE COMMON SHARES OUTSTANDING - BASIC                  46,531,031        46,476,389       46,511,581       46,443,639
                                                                   ===============================  ================================

      WTD AVERAGE COMMON SHARES OUTSTANDING - DILUTED                47,459,976        47,403,316       47,464,377       47,375,895
                                                                   ===============================  ================================


      (1) Funds From Operations ("FFO") and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT's operating performance equal to "net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from sales of property plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures."

          Management uses FFO and FFO per share to compare and evaluate its own operating results from period to period, and to monitor the operating results of the Company's peers in the REIT industry. The Company reports FFO and FFO per share because these measures are observed by management to also be the predominant measures used by the REIT industry and by industry analysts to evaluate REITs. However, FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States ("GAAP") and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

      (2) See Schedule 3, Statement of Cash Flows, for a reconciliation of non-cash items included in net income.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 5 OF 14

5)    INVESTMENT PROGRESSION


      A)    CONSTRUCTION IN PROGRESS

                                                                                FOR THE THREE                          FOR THE SIX
                                                                 NUMBER OF       MONTHS ENDED        NUMBER OF        MONTHS ENDED
                                                                PROPERTIES         06/30/06         PROPERTIES           06/30/06
                                                               -------------------------------    --------------------------------
                   Balance at beginning of period                        3             $9,217               2              $7,030

                   Fundings on projects in existence at
                     the beginning of the period                         0              4,342               0               1,309

                   New Projects started during the period (1)            1                255               2               5,475

                   Completions                                           0                  0               0                   0

                                                               -------------------------------    --------------------------------
                   Balance at end of period                              4            $13,814               4             $13,814
                                                               ===============================    ================================


      B)    REAL ESTATE PROPERTIES (2)

                                                                                FOR THE THREE                         FOR THE SIX
                                                                 NUMBER OF       MONTHS ENDED       NUMBER OF        MONTHS ENDED
                                                                PROPERTIES         06/30/06        PROPERTIES           06/30/06
                                                               -------------------------------    --------------------------------
                   Balance at beginning of period                      233         $1,848,671             235          $1,852,119

                   Acquisitions                                          2             65,003               2              65,003

                   Additions/Improvements                                0              6,824               0              13,059

                   Completions (CIP)                                     0                  0               0                   0

                   Sales (1)                                            (4)           (42,682)             (6)            (52,365)

                                                               -------------------------------    --------------------------------
                   Balance at end of period                            231         $1,877,816             231          $1,877,816
                                                               ===============================    ================================


      C)    MORTGAGE NOTES RECEIVABLE

                                                                                 FOR THE THREE                        FOR THE SIX
                                                                 NUMBER OF       MONTHS ENDED       NUMBER OF        MONTHS ENDED
                                                                INVESTMENTS        06/30/06       INVESTMENTS          06/30/06
                                                               -------------------------------    --------------------------------
                   Balance at beginning of period                       11            $94,026              12            $105,795

                   Funding of Mortgages (1)                              2             18,847               3              34,841

                   Repayments (1)                                       (2)           (10,942)             (4)            (38,322)

                   Amortization                                          0                  0               0                (255)

                   Scheduled Principal Payments                          0               (108)              0                (236)

                                                               -------------------------------    --------------------------------
                   Balance at end of period                             11           $101,823              11            $101,823
                                                               ===============================    ================================


      D)    UNCONSOLIDATED LLC'S

                                                                                FOR THE THREE                         FOR THE SIX
                                                                 NUMBER OF       MONTHS ENDED      NUMBER OF         MONTHS ENDED
                                                                INVESTMENTS        06/30/06        PROPERTIES          06/30/06
                                                               -------------------------------    --------------------------------
                   Balance at beginning of period                        3            $19,859               1             $10,720

                   New investments (1)                                   0                  0               2               9,045

                   Investments in existing joint ventures                0                508               0                 828

                   Equity earnings                                       0                (60)              0                 (74)

                   Cash distributions                                    0               (212)              0                (424)

                                                               -------------------------------    --------------------------------
                   Balance at end of period                              3            $20,095               3             $20,095
                                                               ===============================    ================================


      (1) During the quarter, the Company purchased an acute care facility and medical office building, both located in Indiana, for $43.4 million and $21.6 million, respectively. The Company also began development of a medical office building in Texas. Also during the quarter an ancillary hospital facility was sold; the Company financed the sale and received a $14.9 million mortgage note receivable. On June 30, 2006, the Company acquired a participation in a mortgage note receivable of a group of skilled nursing facilities in Michigan for $3.9 million. In April 2006, the Company sold three ancillary hospital facilities in Alabama for $26.2 million. Additionally, two mortgage note receivables totaling $10.9 million secured by assisted living facilities in Florida were repaid in full during the second quarter.

      (2) Real Estate Properties includes assets held for sale.



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 6 OF 14

6) INVESTMENT BY TYPE AND GEOGRAPHIC LOCATION

                                                                     INPATIENT FACILITIES
                                            ------------------------------------------------------------------
                                 MEDICAL
                                 OFFICE/     ASSISTED        SKILLED     INPATIENT   INDEPENDENT      OTHER
                               OUTPATIENT     LIVING         NURSING       REHAB        LIVING      INPATIENT                 % OF
                               FACILITIES   FACILITIES      FACILITIES   FACILITIES   FACILITIES    FACILITIES      TOTAL     TOTAL
                              ------------------------------------------------------------------------------------------------------
   MASTER LEASES
      1 Alabama                   $29,557        $4,457                   $17,722                                  $51,736    2.57%
      2 Arizona                     5,253                                                                            5,253    0.26%
      3 Arkansas                    3,055                                                                            3,055    0.15%
      4 California                  9,409                                                             $12,688       22,097    1.10%
      5 Florida                    89,267        16,460                    11,703                                  117,430    5.83%
      6 Georgia                    14,381         6,025                                                             20,406    1.01%
      7 Illinois                   13,425                                                                           13,425    0.67%
      8 Indiana                    21,597                     $3,790                                   43,406       68,793    3.42%
      9 Massachusetts              12,035                                                                           12,035    0.60%
     10 Michigan                                              24,261                                   13,859       38,120    1.89%
     11 Mississippi                               3,569                                                              3,569    0.18%
     12 Missouri                   21,078         6,250       11,139                                                38,467    1.91%
     13 Nevada                      3,801                                                                            3,801    0.19%
     14 North Carolina                            3,982                                                              3,982    0.20%
     15 Ohio                                      4,612                                                              4,612    0.23%
     16 Oklahoma                                              13,038                                                13,038    0.65%
     17 Pennsylvania                             32,179       21,765      113,867                                  167,811    8.33%
     18 South Carolina                                        27,042                                                27,042    1.34%
     19 Tennessee                   7,963         3,967        6,442                   $19,774                      38,146    1.89%
     20 Texas                      41,418        28,895                    13,203       44,123          6,022      133,661    6.64%
     21 Virginia                   74,585        17,675       37,234                                               129,494    6.43%
                              ------------------------------------------------------------------------------------------------------
        TOTAL MASTER LEASES     $ 346,824     $ 128,071    $ 144,711    $ 156,495     $ 63,897       $ 75,975    $ 915,973   45.49%
                              ------------------------------------------------------------------------------------------------------

                                          --------------------------------------------------------------------------------
                                          SAME FACILITY NOI GROWTH FOR MASTER LEASES (2Q2006 VS. 2Q2005):             3.2%
                                          --------------------------------------------------------------------------------

   OPERATING PROPERTIES
      1 Arizona                   $27,088                                                                          $27,088    1.35%
      2 California                 97,666                                                                           97,666    4.85%
      3 District of Columbia       29,736                                                                           29,736    1.48%
      4 Florida                   108,531                                                                          108,531    5.39%
      5 Hawaii                     30,231                                                                           30,231    1.50%
      6 Illinois                   19,247                                                                           19,247    0.96%
      7 Kansas                     12,110                                                                           12,110    0.60%
      8 Louisiana                  11,685                                                                           11,685    0.58%
      9 Maryland                   14,766                                                                           14,766    0.73%
     10 Michigan                   21,468                                                                           21,468    1.07%
     11 Mississippi                11,534                                                                           11,534    0.57%
     12 Missouri                   19,436                                                                           19,436    0.97%
     13 Nevada                     53,589                                                                           53,589    2.66%
     14 Pennsylvania               13,621                                                                           13,621    0.68%
     15 Tennessee                 155,577                                                                          155,577    7.73%
     16 Texas                     315,763                                                                          315,763   15.68%
     17 Wyoming                    19,536                                                                           19,536    0.97%
                              ------------------------------------------------------------------------------------------------------
        TOTAL OPER. PROPERTIES  $ 961,584           $ -          $ -          $ -          $ -            $ -    $ 961,584   47.76%
                              ------------------------------------------------------------------------------------------------------

                                          --------------------------------------------------------------------------------
                                          SAME FACILITY NOI GROWTH FOR OPERATING PROPERTIES (2Q2006 VS. 2Q2005):      3.3%
                                          --------------------------------------------------------------------------------

        Corporate Property                                                                                          14,073    0.70%
                              ------------------------------------------------------------------------------------------------------
        TOTAL EQUITY
          INVESTMENTS          $1,308,408     $ 128,071    $ 144,711    $ 156,495     $ 63,897       $ 75,975  $ 1,891,630   93.95%
                              ------------------------------------------------------------------------------------------------------

   ----------------------------------------------------------------------------------------------------------------------------
   Wtd Avg Depreciable Life
      (yrs) as of 12/31/05:          34.4          32.8         33.3         34.8         33.1           34.6         34.3
   Wtd Avg Period Held (yrs)
      as of 12/31/05:                 7.8           6.2          6.7          7.2          4.4            8.6          6.6
   ----------------------------------------------------------------------------------------------------------------------------

   MORTGAGES
      1 Arizona                                  $4,482                                                            $ 4,482    0.22%
      2 California                $14,920         4,679                                                             19,599    0.97%
      3 Georgia                                  20,718                                                             20,718    1.03%
      4 Indiana                                                                         $6,000                       6,000    0.30%
      5 Maryland                                             $12,333                                                12,333    0.61%
      6 Michigan                                               3,927                                                 3,927    0.19%
      7 Oregon                                    2,538                                                              2,538    0.13%
      8 Washington                               32,226                                                             32,226    1.60%
                              ------------------------------------------------------------------------------------------------------
        TOTAL MTG. INVESTMENTS   $ 14,920      $ 64,643     $ 16,260          $ -      $ 6,000            $ -    $ 101,823    5.05%
                              ------------------------------------------------------------------------------------------------------

                                          ---------------------------------------------------------------------------------
                                          SAME FACILITY NOI GROWTH FOR MORTGAGES (2Q2006 VS. 2Q2005):                2.31%
                                          ---------------------------------------------------------------------------------

   UNCONSOLIDATED LLC'S
      1 Oregon                     $2,415                                                                           $2,415    0.12%
      2 Utah                                     $6,627                                                              6,627    0.33%
      3 Washington                 11,053                                                                           11,053    0.55%
                              ------------------------------------------------------------------------------------------------------
        TOTAL LLC INVESTMENTS    $ 13,468       $ 6,627          $ -          $ -          $ -            $ -     $ 20,095    1.00%
                              ------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENTS      $1,336,796     $ 199,341    $ 160,971    $ 156,495     $ 69,897       $ 75,975  $ 2,013,548  100.00%
                              ======================================================================================================

        PERCENT OF $ INVESTED       66.85%         9.97%        8.05%        7.83%        3.50%          3.80%      100.00%
                              =============================================================================================

        NUMBER OF INVESTMENTS         164            34           31            9            8              3          249
                              =============================================================================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 7 OF 14

7) SQUARE FEET OWNED AND/OR MANAGED (1)

   A)  BY GEOGRAPHIC LOCATION

                                    NUMBER OF PROPERTIES                    OWNED
                                   ---------------------  ------------------------------------  THIRD PARTY
                                           THIRD              NOT     CONSTRUCTION               PROPERTY
                                   OWNED   PARTY   TOTAL    MANAGED    IN PROGRESS    MANAGED   MANAGEMENT        TOTAL    PERCENT
                                   ---------------------  -------------------------------------------------------------------------
             1 Texas                52              52       832,454      380,200    2,318,089                 3,530,743    26.40%
             2 Tennessee            23       5      28       536,799                 1,259,154     247,879     2,043,832    15.29%
             3 Florida              29              29       715,481                   602,855                 1,318,336     9.86%
             4 Virginia             24       1      25       997,007                               111,998     1,109,005     8.29%
             5 Pennsylvania         18              18       722,053                    63,914                   785,967     5.88%
             6 Michigan             12              12       364,635                   199,749                   564,384     4.22%
             7 California           11              11        97,913                   458,465                   556,378     4.16%
             8 Alabama               7               7       355,430                                             355,430     2.66%
             9 Hawaii                3               3                    144,000      138,450                   282,450     2.11%
            10 Missouri             10              10       172,412                   106,146                   278,558     2.08%
            11 Arizona               7       1       8        44,230                   160,780      59,106       264,116     1.98%
            12 Illinois              3               3       115,100                   142,955                   258,055     1.93%
            13 Nevada                3               3        16,878                   225,456                   242,334     1.81%
            14 Indiana               3               3       205,499                                             205,499     1.54%
            15 South Carolina        4               4       187,958                                             187,958     1.41%
            16 District of Columbia  2               2                                 182,836                   182,836     1.37%
            17 Connecticut                  24      24                                             164,511       164,511     1.23%
            18 Mississippi           3       1       4        25,000                    94,987      39,648       159,635     1.19%
            19 Wyoming               1               1                                 139,647                   139,647     1.04%
            20 Georgia               5               5       139,245                                             139,245     1.04%
            21 Oklahoma              5               5       139,216                                             139,216     1.04%
            22 Louisiana             2               2                                 133,211                   133,211     1.00%
            23 Maryland              2               2                                  94,664                    94,664     0.71%
            24 Massachusetts         2               2        84,242                                              84,242     0.63%
            25 Kansas                1               1                                  70,908                    70,908     0.53%
            26 North Carolina        1               1        33,181                                              33,181     0.25%
            27 Ohio                  1               1        33,181                                              33,181     0.25%
            28 Arkansas              1               1        11,963                                              11,963     0.09%
            29 New York                      1       1                                               1,926         1,926     0.01%

                                   ---------------------  -------------------------------------------------------------------------

               TOTAL PROPERTIES/
                 SQUARE FEET       235       33    268    5,829,877      524,200    6,392,266      625,068    13,371,411   100.00%
                                   =====================  =========================================================================




   B)  BY FACILITY TYPE

                                                                OWNED
                                       -------------------------------------------------  THIRD PARTY
                                           NOT      CONSTRUCTION               TOTAL        PROPERTY                           NO.
                                          MANAGED    IN PROGRESS   MANAGED     OWNED       MANAGEMENT    TOTAL     PERCENT   OF BEDS
                                       ---------------------------------------------------------------------------------------------
       Medical Office/Outpatient
         Facilities                      2,266,433      524,200    6,392,266   9,182,899      625,068   9,807,967   73.35%      n/a
       Assisted Living Facilities          886,982                               886,982                  886,982    6.63%    2,215
       Skilled Nursing Facilities          973,446                               973,446                  973,446    7.28%    3,260
       Inpatient Rehab Hospitals           643,383                               643,383                  643,383    4.81%      757
       Independent Living Facilities       725,767                               725,767                  725,767    5.43%      940
       Other Inpatient Facilities          333,866                               333,866                  333,866    2.50%      416

                                       ---------------------------------------------------------------------------------------------
       TOTAL SQUARE FEET                 5,829,877      524,200    6,392,266  12,746,343      625,068  13,371,411  100.00%    7,588
                                       =============================================================================================

       PERCENT OF TOTAL SQUARE FOOTAGE      43.60%        3.92%       47.81%      95.33%        4.67%     100.00%
                                       ===========================================================================

       TOTAL NUMBER OF PROPERTIES              135            4           96         235           33         268
                                       ===========================================================================




   (1) Mortgage and LLC investments not included.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 8 OF 14

8)   SQUARE FOOTAGE BY OWNERSHIP TYPE (1)

         A) OCCUPANTS GREATER THAN 1% (2)

                                                                   INPATIENT FACILITIES
                                    MEDICAL     --------------------------------------------------------------
                                    OFFICE/      ASSISTED      SKILLED    INPATIENT   INDEPENDENT     OTHER                  % OF
                                   OUTPATIENT     LIVING       NURSING      REHAB        LIVING     INPATIENT             TOTAL (3)
                                   FACILITIES   FACILITIES   FACILITIES   FACILITIES   FACILITIES   FACILITIES    TOTAL  SQUARE FEET
                                  --------------------------------------------------------------------------------------------------
         1 Healthsouth                  105,176                              643,383                             748,559      5.87%
         2 Baylor Health Systems        568,072                                                                  568,072      4.46%
         3 Emeritus Corporation                    502,119                                                       502,119      3.94%
         4 HCA                          421,282                                                                  421,282      3.31%
         5 Cordia Enterprises                                                             417,025                417,025      3.27%
         6 Senior Lifestyles                                                              308,742                308,742      2.42%
         7 Epic Healthcare                                      269,967                                          269,967      2.12%
         8 OrthoIndy                     58,474                                                     117,525      175,999      1.38%
         9 Formation Capital                                    151,172                                          151,172      1.19%
        10 Ascension Nashville          150,612                                                                  150,612      1.18%
        11 Melbourne Internal
             Medicine Assocs            140,125                                                                  140,125      1.10%


           All Other Occupants:       7,739,158    384,863      552,307           --           --   216,341    8,892,669     69.76%

                                  -------------------------------------------------------------------------------------------------
                         TOTAL        9,182,899    886,982      973,446      643,383      725,767   333,866   12,746,343    100.00%
                                  =================================================================================================


        (1) Mortgage and LLC investments not included.

        (2) Medical Office/Outpatient Facilities consists of approximately 2,465 occupants with an average square footage of approximately 3,725 feet per each, while Inpatient Facilities consists of 19 occupants with an average square footage of approximately 188,000 feet per each.

        (3) Based on Total Square Footage of Owned Properties


9)   LEASE/MORTGAGE MATURITY SCHEDULE

     A)    LEASES

                                                                                                                      WEIGHTED
                                                                           NUMBER OF                                   AVERAGE
                                                                           OPERATING     ESTIMATED     PERCENT OF     REMAINING
                                                             NUMBER OF      PROPERTY    ANNUALIZED     ANNUALIZED       LEASE
                                                           MASTER LEASES     LEASES     NET REVENUE   NET REVENUE    TERM (YEARS)
                                                           ------------------------------------------------------------------------
                                                    2006                1          206      $ 15,175      7.45%          0.01
                                                    2007               10          263        20,320      9.98%          0.08
                                                    2008               14          193        23,258     11.42%          0.27
                                                    2009               18          249        32,909     16.16%          0.40
                                                    2010               11          120        15,785      7.75%          0.34
                                                    2011                9           59        15,896      7.81%          0.43
                                                    2012                4           23         6,505      3.19%          0.19
                                                    2013               24           28        21,994     10.80%          0.96
                                                    2014                4           28         7,349      3.61%          0.18
                                                    2015                8           11         7,771      3.82%          0.35
                                                After 2015             25            9        36,653     18.01%          3.21
                                                           -----------------------------------------------------------------------
                                                   TOTAL              128        1,189     $ 203,615    100.00%          6.42
                                                           =======================================================================


                                           NUMBER OF PROPERTIES REPRESENTED: 231



     B)    MORTGAGES

                                                                                                       WEIGHTED
                                                                                                        AVERAGE
                                                                           ESTIMATED    PERCENT OF     REMAINING
                                                             NUMBER OF     ANNUALIZED   ANNUALIZED      MORTGAGE
                                                             MORTGAGES    NET REVENUE   NET REVENUE    TERM (YEARS)
                                                           ---------------------------------------------------------
                                                    2006                4      $ 4,590    39.83%          0.09
                                                    2007                1          549     4.76%          0.02
                                                    2008                3        3,827    33.21%          0.67
                                                    2009                2        1,322    11.48%          0.29
                                                    2010                0            -     0.00%          0.00
                                                    2011                0            -     0.00%          0.00
                                                    2012                0            -     0.00%          0.00
                                                    2013                0            -     0.00%          0.00
                                                    2014                0            -     0.00%          0.00
                                                    2015                0            -     0.00%          0.00
                                                After 2015              1        1,235    10.72%          1.45
                                                           ---------------------------------------------------------
                                                   TOTAL               11     $ 11,523    100.00%         2.52
                                                           =========================================================


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                    PAGE 9 OF 14

10) CONSTRUCTION IN PROGRESS - AS OF JUNE 30, 2006

                                           ESTIMATED
                                          SUBSTANTIAL                          INVESTMENT       REMAINING           TOTAL
       OPERATOR                         COMPLETION DATE        PROPERTIES        BALANCE        COMMITMENT      REAL ESTATE(1)
       -----------------------------------------------------------------------------------------------------------------------
       Baylor North Garland MOB             2Q 2007                 1            $    255       $  11,573          $  11,828
       Baylor Downtown MOB                  2Q 2007                 1               5,220          25,084             30,304
       Baylor All Saints MOB                3Q 2007                 1                 832          19,893             20,725
       Hawaii MOB (1)                       4Q 2008                 1               7,487          62,513             70,000
                                                             -----------------------------------------------------------------
                                                                    4            $ 13,794       $ 119,063          $ 132,857
                                                             =================================================================



                                      Percentage of construction in progress to total investment portfolio:            0.69%
                                                                                                                ==============


       (1) In 2004, the Company acquired land in Honolulu. The site is currently under preparation, and the building is in the design phase.

       (2) During the three and six months ended June 30, 2006, the Company capitalized interest in the amount of $0.6 million and $0.7 million, respectively.



11)     DIVIDEND HISTORY  (DOLLARS NOT ROUNDED TO THOUSANDS)

        A)      COMMON STOCK

                                                                                                    CHANGE
                                                                                                   FROM PRIOR
                OPERATING PERIOD                         PAYMENT DATE            AMOUNT             QUARTER            ANNUALIZED
                ----------------------             ---------------------------------------------------------------------------------
                First Quarter 2001                       June 7, 2001         $     0.575        $      0.005         $      2.30
                Second Quarter 2001                      Sept. 6, 2001              0.580               0.005                2.32
                Third Quarter 2001                       Dec. 6, 2001               0.585               0.005                2.34
                Fourth Quarter 2001                      Mar. 6, 2002               0.590               0.005                2.36

                First Quarter 2002                       June 6, 2002               0.595               0.005                2.38
                Second Quarter 2002                      Sept. 5, 2002              0.600               0.005                2.40
                Third Quarter 2002                       Dec. 5, 2002               0.605               0.005                2.42
                Fourth Quarter 2002                      Mar. 6, 2003               0.610               0.005                2.44

                First Quarter 2003                       June 5, 2003               0.615               0.005                2.46
                Second Quarter 2003                      Sept. 4, 2003              0.620               0.005                2.48
                Third Quarter 2003                       Dec. 4, 2003               0.625               0.005                2.50
                Fourth Quarter 2003                      Mar. 4, 2004               0.630               0.005                2.52

                First Quarter 2004                       June 3, 2004               0.635               0.005                2.54
                Second Quarter 2004                      Sept. 2, 2004              0.640               0.005                2.56
                Third Quarter 2004                       Dec. 2, 2004               0.645               0.005                2.58
                Fourth Quarter 2004                      Mar. 3, 2005               0.650               0.005                2.60

                First Quarter 2005                       June 2, 2005               0.655               0.005                2.62
                Second Quarter 2005                      Sept. 1, 2005              0.660               0.005                2.64
                Third Quarter 2005                       Dec. 2, 2005               0.660               0.000                2.64
                Fourth Quarter 2005                      Mar. 2, 2006               0.660               0.000                2.64

                First Quarter 2006                       June 1, 2006               0.660               0.000                2.64
                Second Quarter 2006                      Sept. 1, 2006              0.660               0.000                2.64



        B) INFORMATION REGARDING TAXABLE STATUS OF 2005 CASH DISTRIBUTIONS ON HR COMMON SHARES

                                                               CASH               TAXABLE                                 TOTAL
                                                           DISTRIBUTION          ORDINARY           RETURN OF            CAPITAL
                                                             PER SHARE           DIVIDEND            CAPITAL              GAIN
                                                         ---------------------------------------------------------------------------
                                             2005           $ 2.6250000         $ 1.7684479         $ 0.7402763        $ 0.1162758



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                   PAGE 10 OF 14

12)  LONG-TERM DEBT INFORMATION - AS OF JUNE 30, 2006

     A)  BREAKDOWN BETWEEN FIXED AND VARIABLE RATE DEBT:

                                                                         Balance           Effective Rate
                                                                     --------------------------------------------
         Fixed Rate Debt: (C)
                      Senior Notes due 2011, net                         $ 301,183              7.896%               See Note (D)
                      Senior Notes due 2014, net                           298,772              5.190%               See Note (E)
                      Mortgage Notes Payable                                61,747      Range from 5.49% to 8.00%    See Note (F)
                                                                     --------------
                                                                           661,702
                                                                     --------------
         Variable Rate Debt:
                      Unsecured Credit Facility due 2009                   173,000          0.90% over LIBOR          See Note (G)
                                                                     --------------
                                                                           173,000
                                                                     --------------

                                                         TOTAL           $ 834,702
                                                                     ==============



     B)  FUTURE MATURITIES:

                                                                                                                2011
                                                    2006      2007        2008        2009         2010       and After     Total
                                                  ----------------------------------------------------------------------------------
         Fixed Rate Debt:
               Senior Notes due 2011, net          $   101    $   219    $   236    $     255     $   276     $ 300,096   $ 301,183
               Senior Notes due 2014, net              (66)      (138)      (145)        (153)       (161)      299,435     298,772
               Mortgage Notes Payable                1,685      3,564      3,831        4,121       4,433        44,113      61,747
         Variable Rate Debt:
               Unsecured Credit Facility due 2009       --         --         --      173,000           -             -     173,000
                                                  ----------------------------------------------------------------------------------
                                                   $ 1,720    $ 3,645    $ 3,922    $ 177,223     $ 4,548     $ 643,644   $ 834,702
                                                  ==================================================================================


     C) In April 2006, the Company fully repaid its Senior Notes due 2006.

     D) In May 2001, the Company sold $300 million principal amount of unsecured Senior Notes due May 2011. The notes were issued at a discount, which yielded an 8.202% interest rate. Also in 2001, the Company entered into interest rate swaps ("swaps") for $125 million to offset changes in the fair value of $125 million of the notes. The company re-couponed the swaps in 2003 and terminated the swaps in June 2006, resulting in a net premium of $1.2 million, which will be amortized against interest expense through the remaining term of the notes.

     E) In March 2004, the Company sold at a discount $300 million principal amount of 5.125% unsecured Senior Notes due April 2014. The notes were priced to yield 5.19%.

     F) In April 2001, the Company entered into six Mortgage Notes Payable with an aggregate principal balance of $35 million related to collateral with a book value at March 31, 2001 of $78.2 million. These Mortgage Notes Payable and related collateral are held by special purpose entities whose sole members are solely owned subsidiaries of HR. These Mortgage Notes Payable bear interest at 7.22%, are payable in monthly installments of principal and interest and mature in May 2011. In April 2006, the Company repaid three of these mortgages totaling $6.0 million. Related to its second quarter 2005 acquisitions, the Company concurrently entered into or assumed mortgage notes of $9.2 million with interest rates ranging from 5.55% to 8.0%. In December 2005, the Company entered into a $15.1 million Mortgage Note Payable bearing interest of 5.49%.

     G) Effective January 25, 2006, the Company entered into a new three year $400 million senior unsecured revolving credit facility. The new facility may be increased to $650 million at any time during the first two years of the facility term, at the Company's request, subject to the availability of additional capital commitments, and may be extended for one year. The new facility currently bears interest at LIBOR rates plus 0.90% payable quarterly and matures in January 2009. In addition, the Company pays a facility fee, currently 0.20%, on the commitment and is subject to other terms and conditions customary for such transactions.




     H) CREDIT RATING:

        Moody's Investors Service has assigned a "Baa3" credit rating to the Company's Senior Notes due 2011 and 2014.

        Standard & Poor's has assigned a "BBB-" credit rating to the Company's Senior Notes due 2011 and 2014.

        Fitch Ratings has assigned a "BBB" credit rating to the Company's Senior Notes due 2011 and 2014.




HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                   PAGE 11 OF 14

13)     COMMON SHARES INFORMATION

        The share amounts below set forth the computation of basic and diluted shares (in accordance with FASB Statement No. 128) which will be used as the denominator in the computation of EPS and FFO per share amounts:

                                                                         FOR THE THREE MONTHS              FOR THE SIX MONTHS
                                                                            ENDED JUNE 30,                   ENDED JUNE 30,
                                                                      -----------------------------    ----------------------------
                                                                            2006          2005              2006          2005
                                                                      -----------------------------    ----------------------------

        TOTAL COMMON SHARES OUTSTANDING                                   47,812,395    47,758,528        47,812,395    47,758,528
                                                                      =============================    ============================

        WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                        47,807,916    47,751,015        47,796,243    47,734,070
                    Weighted Average Actual Restricted Stock Shares       (1,276,885)   (1,274,626)       (1,284,662)   (1,290,431)
                                                                      -----------------------------    ----------------------------
        DENOMINATOR SHARES FOR BASIC COMMON SHARE EPS AND FFO             46,531,031    46,476,389        46,511,581    46,443,639

                    Dilutive effect of restricted stock shares               894,951       877,848           910,134       882,523
                    Dilutive effect of employee stock purchase plan           33,994        49,079            42,662        49,733
                                                                      -----------------------------    ----------------------------
        DENOMINATOR SHARES FOR DILUTED COMMON SHARE EPS AND FFO           47,459,976    47,403,316        47,464,377    47,375,895
                                                                      =============================    ============================


        Note 1: As of June 30, 2006, HR had approximately 1,832 shareholders of record.





14)     BENEFICIAL SECURITY OWNERSHIP BY MANAGEMENT AND DIRECTORS AS OF
        JUNE 30, 2006

        OFFICERS                                                     OWNED              RESTRICTED (1)               TOTAL
        ----------------------------------------------------------------------------------------------------------------------
                    David R. Emery                                     185,872 (2)              773,757               959,629
                    Scott W. Holmes                                      2,310                   23,403                25,713
                    J. D. Carter Steele                                  3,723                   23,155                26,878
                    John M. Bryant, Jr.                                    854                   10,202                11,056

                    Other Officers as a group                           35,948                  401,652               437,600

                    Directors as a group                                51,434                   25,050                76,484
                                                                 -------------------------------------------------------------
                    TOTAL                                              280,141                1,257,219             1,537,360
                                                                 =============================================================


        (1) These shares are subject to long-term vesting requirements pursuant to the terms of the 1993 Employees Stock Incentive Plan, the 2003 Employees Restricted Stock Incentive Plan and the HR Discretionary Bonus Program.

        (2) Includes 143,352 shares owned by the Emery Family Limited Partnership and 1,448 shares owned by the Emery Family 1993 Irrevocable Trust. Mr. Emery is a limited partner of the partnership and a beneficiary of the trust, but has no voting or investment power with respect to the shares owned by such partnership or trust.



15)     INSTITUTIONAL HOLDINGS AS OF MARCH 31, 2006

        A)    Institutional Shares Held:   28,437,642 (Source: Form 13F Filings)
                                          ===========

        B)    Number of Institutions:             205
                                          ===========

        C)    Percentage of Common
                 Shares Outstanding:           59.48%
                                          ===========

16)     BOOK VALUE PER COMMON SHARE

        Total Stockholders' Equity        $   875,306

        Total Common Shares Outstanding    47,812,395
                                          -----------

        Book Value Per Common Share       $     18.31
                                          ===========


HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                   PAGE 12 OF 14

17) OTHER CORPORATE INFORMATION

    A) CORPORATE HEADQUARTERS:

         HEALTHCARE REALTY TRUST INCORPORATED
         HEALTHCARE REALTY SERVICES INCORPORATED
         3310 West End Avenue, Suite 700
         Nashville, TN  37203
         Phone:  615-269-8175
         Fax:  615-269-8461
         E-mail:  communications@healthcarerealty.com

       OTHER OFFICES:

         Central Regional Office - Arizona
         Tennessee Regional Office - Tennessee
         Texas Regional Office - Texas
         Western Regional Office - California


    B) STOCK EXCHANGE, SYMBOL AND CUSIP NUMBER:

              SECURITY DESCRIPTION            STOCK EXCHANGE                 SYMBOL               CUSIP NUMBER
           -----------------------------------------------------------------------------------------------------------
           Common Stock                     New York Stock Exchange            HR                   421946104
           Senior Notes due 2011            OTC                                HR                   421946AE4
           Senior Notes due 2014            OTC                                HR                   421946AF1


    C) WEB SITE:  www.healthcarerealty.com


    D) CORPORATE OFFICERS:

        HEALTHCARE REALTY TRUST INCORPORATED
        David R. Emery,  Chairman of the Board and Chief Executive Officer
        John M. Bryant, Jr., Senior Vice President and General Counsel
        Scott W. Holmes, Senior Vice President and Chief Financial Officer
        J. D. Carter Steele, Senior Vice President and Chief Operating Officer Fredrick M. Langreck, Senior Vice President / Treasurer
        B. Douglas Whitman, Senior Vice President / Real Estate Investments James M. Albright, Vice President / Asset Management
        Stephen E. Cox, Jr., Vice President / Assistant General Counsel
        James C. Douglas, Vice President / Asset Administration
        Angela R. Hoke, Vice President and Chief Accounting Officer
        Leigh Ann Stach, Vice President / Financial Reporting
        Roger O. West,  Vice President  / Special Counsel
        William R. Davis, Associate Vice President / Information Technology Toni L. Ewing, Associate Vice President / Asset Administration
        Robert E. Hull, Associate Vice President / Asset Administration
        Matthew J. Lederer, Associate Vice President / Real Estate Investments Bethany A. Mancini, Associate Vice President / Corporate Communications Todd J. Meredith, Associate Vice President / Real Estate Investments Rebecca T. Oberlander, Associate Vice President / Human Resources
        Amy M. Poley, Associate Vice President / Real Estate Investments Timothy H. Staggs, Associate Vice President / Corporate Compliance Kimberly R. Sullivan, Associate Vice President / Asset Administration Rita H. Todd, Corporate Secretary

        HEALTHCARE REALTY SERVICES INCORPORATED
        J. D. Carter Steele,  President
        Anne C. Barbour, Vice President / National Asset Manager
        Gilbert T. Irvin, Vice President / Operations
        Julie A. Wilson, Vice President / National Asset Manager
        Amy A. Byrd, Associate Vice President / National Asset Manager
        Revell M. Lester, Associate Vice President / Project Development
          Services
        Steve L. Standifer, Associate Vice President / Real Estate Investments


    E) BOARD OF DIRECTORS:

        David R. Emery, Chairman of the Board and Chief Executive Officer,
          Healthcare Realty Trust Incorporated
        Errol L. Biggs, Ph.D., Director - Center for Health Administration,
          University of Colorado (Healthcare Academician)
        C. Raymond Fernandez, M.D., Chief Executive Officer and Chief Medical Officer, Piedmont Clinic (Physician)
        Batey M. Gresham, Jr., A.I.A., Founder, Gresham Smith & Partners
          (Healthcare Architect)
        Marliese E. Mooney (Hospital Operations Consultant)
        Edwin B. Morris III, Managing Director, Morris & Morse (Real Estate
          Finance Executive)
        J. Knox Singleton, Chief Executive Officer, INOVA Health Systems (Healthcare Provider Executive)
        Bruce D. Sullivan, retired audit partner, Ernst & Young LLP (Accounting and Financial Reporting Executive)
        Dan S. Wilford, retired President and Chief Executive Officer, Memorial
          Hermann Healthcare System (Healthcare Provider Executive)



HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                   PAGE 13 OF 14

      F)      PROFESSIONAL AFFILIATIONS:

                     INDEPENDENT PUBLIC AUDITORS
                     BDO Seidman, LLP
                     Clark Tower
                     5100 Poplar Avenue, Suite 2600
                     Memphis, TN  38137-2601

                     TRANSFER AGENT
                     Computershare Trust Company, N.A.
                     P.O. Box 43010
                     Providence, RI  02940-3010
                     Phone:   781-575-3400



      G)      DIRECT DEPOSIT OF DIVIDENDS:

                     Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Computershare, Shareholder Services, P.O. Box 43010, Providence, RI 02940-3010, or call (781) 575-3400.



      H)      ANALYSTS PROVIDING RESEARCH COVERAGE ON HR:

                     A.G. Edwards & Sons, Inc.                             John Sheehan (314) 955-5834
                     Friedman, Billings, Ramsey & Co.                      Paul Morgan (415) 874-3412
                     BMO Capital Markets-US                                Richard Anderson (212) 885-4180
                     Stifel Nicolaus & Co., Inc.                           Jerry Doctrow  (410) 454-5142
                     Ryan Beck & Co.                                       Robert Mains (201) 748-4965
                     Wachovia Securities                                   Stephen Swett (212) 909-0954



      I)      INVESTOR RELATIONS:

                     Healthcare Realty Trust Incorporated
                     3310 West End Avenue, Suite 700
                     Nashville, TN  37203
                     Attention:  Gabrielle M. Andres
                     Phone:  615-269-8471
                     Fax:  615-269-8461
                     E-mail:  GAndres@healthcarerealty.com



   In addition to the historical information contained within, this enclosed information may contain forward-looking statements that involve risks and uncertainties, including the development of transactions that may materially differ from the results of these projections. These risks are discussed in a
 10-K filed with the SEC by Healthcare Realty Trust for the year ended December 31, 2005. Forward-looking statements represent the Company's judgment as of the date of the release of this information. The Company disclaims any obligation to update this forward-looking material.





HEALTHCARE REALTY TRUST
SUPPLEMENTAL DATA REPORT
THREE MONTHS ENDED JUNE 30, 2006                                   PAGE 14 OF 14